UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 24, 2003
Date of Report (Date of earliest event reported)

BioReliance Corporation

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-22879

Delaware (State or other jurisdiction of incorporation or organization)	52-1541583 (I.R.S. Employer Identification Number)

14920 Broschart Road
Rockville Maryland 20850
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (301) 738-1000

Item 5. Other Events.

     On December 24, 2003, BioReliance Corporation, a Delaware corporation (“BioReliance”), announced that it had entered into an Agreement and Plan of Merger, dated as of December 24, 2003, with Invitrogen Corporation, a Delaware corporation.

     BioReliance and Invitrogen issued a joint press release dated December 24, 2003, which is filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing the execution of the Agreement and Plan of Merger, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Number	Exhibit

	2.1	Agreement and Plan of Merger by and among Invitrogen Corporation, Baseball Acquisition Corporation and BioReliance Corporation, dated as of December 24, 2003.

	99.1	Joint Press Release issued by BioReliance Corporation and Invitrogen Corporation on December 24, 2003.

	99.2	Form of Voting and Tender Agreement by and among Invitrogen Corporation and certain stockholders of BioReliance Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORELIANCE CORPORATION

By:	/s/ John L. Coker

John L. Coker
Senior Vice President, Finance and Administration and Chief Financial Officer

Date: January 5, 2004

EXHIBITS

Number	Exhibit

2.1	Agreement and Plan of Merger by and among Invitrogen Corporation, Baseball Acquisition Corporation and BioReliance Corporation, dated as of December 24, 2003.

99.1	Joint Press Release issued by BioReliance Corporation and Invitrogen Corporation on December 24, 2003.

99.2	Form of Voting and Tender Agreement by and among Invitrogen Corporation and certain stockholders of BioReliance Corporation.